UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2014

STEWART INFORMATION SERVICES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-02658	74-1677330
(State or other jurisdiction of incorporation or organization)	Commission File Number:	(I.R.S. Employer Identification No.)

1980 Post Oak Blvd., Houston, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): 713-625-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 12, 2014, Stewart Information Services Corporation (the “Company”) entered into a nomination and standstill agreement (the “Agreement”) with Foundation Onshore Fund, L.P., Foundation Offshore Master Fund, Ltd., Foundation Offshore Fund, Ltd., Foundation Asset Management GP, LLC, Foundation Asset Management, LLC, David Charney, Sky Wilber (collectively, the “Foundation Group”), Engine Capital, L.P., Engine Jet Capital, L.P., Engine Capital Management, LLC, Engine Investments, LLC, Arnaud Ajdler, (collectively, the “Engine Group” and, together with the Foundation Group, the “Shareholders”, and individually each a “Shareholder”), Glenn Christenson and Arnaud Ajdler (collectively, the “New Independent Directors”), pertaining to, among other things, the election of directors to the Company’s Board of Directors (the “Board”) at the Company’s 2014 annual meeting of stockholders (the “2014 Meeting”) and the formation of an advisory committee (the “Advisory Committee”). Pursuant to the Agreement, subject to conditions, the Shareholders agreed to certain standstill and voting provisions.

The Board will nominate the New Independent Directors for election to the Board by the holders of Common Stock at the 2014 Meeting. The Company has agreed to convene and hold the 2014 Meeting prior to May 30, 2014. Until the 2014 Meeting, the Company will allow the New Independent Directors to observe each meeting of the Board and the committees of the Board as non-voting observers, provided that each New Independent Director execute a customary confidentiality agreement prior to observing any meetings. If a New Independent Director is elected to serve as a director on the Board at the 2014 Meeting, he will serve until the next annual meeting of stockholders in 2015 (the “2015 Meeting”). The Company will use the same solicitation efforts on behalf of the New Independent Directors as for all other nominees.

The Company will form an advisory committee for the purpose of overseeing the Company’s cost-reduction initiatives and reviewing the Company’s operations (efficiency, compensation, cost structure and other considerations) to determine if additional cost reductions are obtainable. The advisory committee will consist of Thomas Apel, one New Independent Director chosen by the Board and one additional director chosen by the Board. The Chairman of the Board and CEO will be entitled to participate in meetings of the advisory committee.

Under the terms of the Agreement, at no time will the Foundation Group or the Engine Group individually beneficially own in excess of 9.99%, or collectively with any Shareholder affiliates beneficially own in excess of 14.99%, of the issued and outstanding voting securities of the Company. Furthermore, the Shareholders agreed not to, among other things, solicit proxies regarding any matter to come before the 2014 Meeting, including for the election of directors, or enter into a voting agreement or any group with other shareholders with respect to the solicitation of proxies. The Shareholders also agreed to vote their shares in accordance with the Board’s recommendation with respect to nominees to the Board and other matters presented to shareholders, provided that the each of the Shareholders will be permitted to vote in accordance with any recommendation by Institutional Shareholder Services, Inc. (“ISS”) “against” a proposal other than the election of directors if, after discussions with the Company in good faith, the Shareholder decides to follow the ISS recommendation.

Other elements of the Agreement include:

•	If either of the New Independent Directors is unable to serve as a director, resigns or is removed prior to the 2015 Meeting and at such time the Shareholders beneficially own in the aggregate at least the lesser of 4.0% of the Company’s then outstanding Common Stock and 857,922 shares of Common Stock, Foundation Asset Management, LLC will have the ability to recommend a substitute person(s), subject to certain requirements of independence and approval by the Governance Committee;

•	The Board will choose one New Independent Director to be a member of each of the Nominating and Corporate Governance Committee, Compensation Committee, Audit Committee, Executive Committee, if existing, Technology Advisory Committee, if existing, and generally any new committee of the Board created prior to the 2015 Meeting;

•	The Company agrees to host public earnings calls commencing with the first quarter earnings call of 2014;

•	The Compensation Committee will review the incentive portions of the Company’s senior executives’ compensation structure in order to further align such executives’ performance incentives with per share metrics;

•	The Agreement will terminate on the earliest of (i) the Company’s material breach of its obligations under the Agreement, if not cured within ten (10) days, (ii) the date that is 10 business days prior to the expiration of the earlier of the Company’s advance notice deadline for the nomination of directors or the Company’s advance notice deadline for the submission of proposals at the 2015 Meeting or (iii) such other date as established by mutual written agreement of the Company and the Shareholders;

•	If the Company provides notice of intent to nominate the New Independent Directors for election at the 2015 Meeting, then upon Shareholders’ consent, the Agreement will be extended until 10 business days prior to the advance notice deadline for nominations of directors at the Company’s 2016 annual meeting of stockholders.

A copy of the Agreement is filed with this Form 8-K and attached hereto as Exhibit 10.1 and incorporated by reference herein. The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement. On February 13, 2014, the Company issued a press release announcing the signing of the Agreement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Agreement, dated as of February 12, 2014, by and among Stewart Information Services Corporation and Foundation Onshore Fund, L.P., Foundation Offshore Master Fund, Ltd., Foundation Offshore Fund, Ltd., Foundation Asset Management GP, LLC, Foundation Asset Management, LLC, David Charney, Sky Wilber, Engine Capital, L.P., Engine Jet Capital, L.P., Engine Capital Management, LLC, Engine Investments, LLC, Arnaud Ajdler and Glenn Christenson.

99.1	Press release, dated February 13, 2014 (incorporated by reference from the additional proxy soliciting materials filed on Schedule 14a-12 on February 13, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEWART INFORMATION SERVICES CORPORATION

Date: February 14, 2014	By:	/s/ J. Allen Berryman
Name: J. Allen Berryman
Title: Chief Financial Officer, Secretary, Treasurer and Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement, dated as of February 12, 2014, by and among Stewart Information Services Corporation and Foundation Onshore Fund, L.P., Foundation Offshore Master Fund, Ltd., Foundation Offshore Fund, Ltd., Foundation Asset Management GP, LLC, Foundation Asset Management, LLC, David Charney, Sky Wilber, Engine Capital, L.P., Engine Jet Capital, L.P., Engine Capital Management, LLC, Engine Investments, LLC, Arnaud Ajdler and Glenn Christenson.

99.1	Press release, dated February 13, 2014 (incorporated by reference from the additional proxy soliciting materials filed on Schedule 14a-12 on February 13, 2014)